SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report – October 14, 2003

NSD BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-22124	25-1616814
State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5004 McKnight Road Pittsburgh, Pennsylvania	15237
(Address of principal executive offices)	(Zip Code)

(412) 231-6900

Registrant’s telephone number including area code:

N/A

(Former name or former address, if changed since last report)

Item 1.	Changes in Control of Registrant.

Not Applicable.

Item 2.	Acquisition or Disposition of Assets.

Not Applicable.

Item 3.	Bankruptcy or Receivership.

Not Applicable.

Item 4.	Changes in Registrant’s Certifying Accountant.

Not Applicable.

Item 5.	Other Events.

Registrant files this Current Report on Form 8-K to submit a copy of Registrant’s Press Release, dated October 14, 2003 re: NSD Bancorp, Inc. Announces Appointment of William C. Marsh as Senior Vice President and Chief Financial Officer of the Corporation and NorthSide Bank.

Item 6.	Resignations of Registrant’s Directors.

Not Applicable.

Item 7.	Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Exhibits:

99	Press Release, of Registrant, dated October 14, 2003, re: NSD Bancorp, Inc. Announces Appointment of William C. Marsh as Senior Vice President and Chief Financial Officer of the Corporation and NorthSide Bank.

Item 8.	Change in Fiscal Year.

Not Applicable.

Item 9.	Regulation FD Disclosure.

Not Applicable.

Item 10.	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Not Applicable.

Item 12.	Results of Operations and Financial Condition.

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NSD BANCORP, INC. (Registrant)

Dated:	October 14, 2003	/s/ Andrew W. Hasley

Andrew W. Hasley, President and Chief Operating Officer

EXHIBIT INDEX

Exhibit

99	Press Release, of Registrant, dated October 14, 2003, re: NSD Bancorp, Inc. Announces Appointment of William C. Marsh as Senior Vice President and Chief Financial Officer to the Corporation and NorthSide Bank.

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